Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of October 1, 2009, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 2, 2007, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 20, 2008, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2008, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of February 4, 2009 and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 17, 2009 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Financial Statements. Clause (f) of Section 6.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(f) together with the Reserve Reports required under clause (e) above, a report, in reasonable detail, setting forth the Swap Agreements then in effect, the notional volumes of and prices for, on a monthly basis and in the aggregate, the Crude Oil and Natural Gas for each such Swap Agreement and the term of each such Swap Agreement;

1.2 Restricted Payments. Section 7.06 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

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Section 7.06. Restricted Payments. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and make Restricted Payments with respect to its Equity Interests payable solely in its Equity Interests (other than Disqualified Stock), (b) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $2,000,000 in any fiscal year, (c) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor; provided that no Default has occurred and is continuing or would result from the making of such Restricted Payment, and (d) the Borrower may declare and pay cash dividends to the holders of its common stock; provided that on the date of and after giving effect to any such Restricted Payment, (i) no Default has occurred and is continuing, (ii) the aggregate amount of such cash dividends declared and paid in any period of four consecutive fiscal quarters shall not exceed $50,000,000, (iii) the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Borrowing Base, and (iv) such Restricted Payment is permitted under the terms of the Indenture.

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

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3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT

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BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance

Address for Notices:

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

Facsimile No. 214-368-2087

Attn: Douglas H. Miller

          Chief Executive Officer

and

Attn: J. Douglas Ramsey

          Vice President – Finance

GUARANTORS:

EXCO – NORTH COAST ENERGY, INC.

EXCO – NORTH COAST ENERGY

EASTERN, INC.

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

By:	/s/ J. Douglas Ramsey, Ph.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President – Finance for each of the Credit Parties listed above

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JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Kimberly A. Bourgeois
Name:	Kimberly A. Bourgeois
Title:	Senior Vice President

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UBS LOAN FINANCE LLC as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

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BNP PARIBAS as a Lender

By:	/s/ David Dodd
Name:	David Dodd
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

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KEYBANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Senior Vice President

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NATIXIS as a Lender

By:	/s/ Donovan C. Broussard
Donovan C. Broussard
Managing Director

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

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ROYAL BANK OF CANADA as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:	/s/ Mark Lumpkin, Jr
Name:	Mark Lumpkin, Jr
Title:	Vice President

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STERLING BANK as a Lender

By:	/s/ David W. Phillips
Name:	David W. Phillips
Title:	Senior Vice President

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SUNTRUST BANK as a Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

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SCOTIABANC, INC. as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

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WACHOVIA BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Matt Coleman
Name:	Matt Coleman
Title:	Assistant Vice President

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WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Matt Coleman
Name:	Matt Coleman
Title:	Assistant Vice President

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BMO CAPITAL MARKETS FINANCING, INC. as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

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ALLIED IRISH BANKS, P.L.C. as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

By:	/s/ James Giordano
Name:	James Giordano
Title:	A.V.P.

Fifth Amendment to Second Amended and Restated Credit Agreement – Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

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CALYON NEW YORK BRANCH as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

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COMERICA BANK as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Senior Vice President

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BANK OF AMERICA as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

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GOLDMAN SACHS CREDIT PARTNERS L.P. as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

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BARCLAYS BANK PLC as a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Vice President

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MORGAN STANLEY BANK, N.A. as a Lender

By:	/s/ Ryan Vetsch
Name:	Ryan Vetsch
Title:	Authorized Signatory

Fifth Amendment to Second Amended and Restated Credit Agreement – Signature Page

THE BANK OF NOVA SCOTIA as a Lender

By:	/s/ Michael Roberts
Name:	Michael Roberts
Title:	Director

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